UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Trunkbow International Holdings Limited

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Trunkbow International Holdings Limited

Unit 1217-1218, 12F of Tower B, Gemdale Plaza

No. 91 Jianguo Road Chaoyang District, Beijing

People’s Republic of China, 100022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held December 18, 2013

To the Stockholders of Trunkbow International Holdings Limited:

Notice is hereby given that the annual meeting of stockholders of Trunkbow International Holdings Limited (the “Company”) will be held on December 18, 2013 at the Company’s executive offices, Unit 1217-1218, 12F of Tower B, Gemdale Plaza No. 91 Jianguo Road Chaoyang District, Beijing, People’s Republic of China, at 10:00 a.m., local time. The meeting is called for the following purposes:

1.	To elect a board of ten directors;
2.	To ratify the appointment of Marcum Bernstein &Pinchuk LLP as the independent auditors of the Company for the fiscal year ending December 31, 2013;
3.	To conduct an advisory vote approving executive compensation;
4.	To conduct an advisory vote regarding the frequency of advisory votes to approve executive compensation; and
5.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on November 18, 2013 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The Company’s stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s offices during the 10-day period preceding the meeting.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the board of directors to sign, date and return the enclosed proxy card promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience. This Proxy Statement, a form of proxy and our most recent Annual Report on Form 10-K are available to view online at the following internet address: http://www.trunkbow.com.

By Order of the board of directors,

/s/ Dr. WanChun Hou
Dr. WanChun Hou
Chairman

Dated: November 22, 2013

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TRUNKBOW INTERNATIONAL HOLDINGS LIMITED

Unit 1217-1218, 12F of Tower B, Gemdale Plaza

No. 91 Jianguo Road Chaoyang District, Beijing

People’s Republic of China, 100022

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Trunkbow International Holdings Limited (the “Company,” “Trunkbow,” “we,” “us,” or “our”) for the annual meeting of stockholders to be held on December 18, 2013 at our executive offices, Unit 1217-1218, 12F of Tower B, Gemdale Plaza, No. 91 Jianguo Road Chaoyang District, Beijing, People’s Republic of China, at 10:00 a.m., local time. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to our Secretary, at the above address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted for each of the proposals.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed to our stockholders on or about November 27, 2013.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

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GENERAL INFORMATION ABOUT VOTING

Record Date; Outstanding Shares; and Voting Rights

Only stockholders of record at the close of business on November 18, 2013 (the “Record Date”), are entitled to receive notice of, and vote at our annual meeting. As of the Record Date, we had outstanding 36,807,075 shares of common stock, being the only class of stock entitled to vote at the annual meeting. Each share of our common stock is entitled to one vote on all matters.

Quorum Requirement for the Annual Meeting

The holders of a majority of the shares entitled to vote at the annual meeting must be present at the annual meeting, represented in person or by proxy, for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•	Are present and vote in person at the annual meeting; or

•	Have voted by properly submitting a proxy card or vote instruction form by mail.

If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.

Votes Required for Approval

Proposal 1: Election of Directors. Directors are elected by a plurality vote, and the ten nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of all nominees or to withhold voting with respect to specific nominees.

Proposal 2: Ratification of Appointment of Auditors. The affirmative “FOR” vote of a majority of the votes cast is necessary for approval of such proposal.

Proposal 3: Advisory Vote Approving Executive Compensation. The affirmative “FOR” vote of a majority of the votes cast is necessary for approval of such proposal.

Proposal 4: Advisory Vote Regarding the Frequency of Advisory Votes to Approve Executive Compensation. The affirmative “FOR” vote of a plurality of the votes cast will determine the outcome of such advisory vote.

Broker Non-Votes and Abstentions

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the annual meeting are “non-routine,” except for the proposal to ratify the appointment of Marcum Bernstein & Pinchuk LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013. In tabulating the voting result for the particular proposals set forth above, abstentions and broker non-votes will have no effect on the proposals being voted upon, assuming that a quorum is obtained.

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors or on executive compensation matters in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

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Tabulation of Votes

The votes received by proxy will be tabulated and certified by our transfer agent American Stock Transfer. All other votes will be tabulated by an inspector of election at the meeting.

VOTING

If you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card. The procedures for voting by proxy are as follows.

To vote by proxy using the enclosed proxy card (only if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided. If you vote by proxy, your vote must be received by 12:00 p.m. Eastern Time on December 17, 2013 to be counted.

If you are not a stockholder of record, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person.

You may revoke any proxy by notifying us in writing at our address, Attn: Secretary, or by voting a subsequent proxy or in person at the annual meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each director; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. As of the Record Date, we had 36,807,075 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. Unless otherwise noted, the principal address of each of the stockholders, directors and officers listed below is c/o Trunkbow International Holdings Limited, Unit 1217-1218, 12F of Tower B, Gemdale Plaza, No. 91 Jianguo Road Chaoyang District, Beijing, People’s Republic of China, 100022.

All share ownership figures include shares of our common stock issuable upon securities convertible or exchangeable into shares of our common stock within sixty (60) days of November 20, 2013 which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Number of Shares		Percentage of Outstanding Shares of Common Stock
Chief Honour Investments Limited	8,558,764	(1)	23.3%
Capital Melody Limited	7,580,619	(2)	20.6%
VeriFone Systems, Inc. 2099 Gateway Place Suite 600 San Jose, CA 95110	2,781,511	(3)	7.6%
Dr. Wanchun Hou	8,558,764	(1)	23.3%
Qiang Li	7,598,219	(2)	20.6%
Regis Kwong	833,379		2.3%
Yuanjun Ye	45,000	(4)	*
Jihong Bao	0		*
Xin Wang	39,000	(5)	*
Dr. Kokhui Tan	0		*
Iris Geng	0		*
Dr. Tingjie Lv	0		*
Zhaoxing Huang	0		*
Dong Li	60,414	(6)	*
Albert Liu (7)	*		*
All Directors, Executive Officers and Director Nominees, as a group (11 persons)	17,134,776		46.6%

*	Less than one percent

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(1)	Mr. Lao Chi Weng owns 100% of the outstanding ordinary shares of Chief Honour Investment Limited (“Chief Honour”), but he does not have the power to vote or dispose of any of our Common Stock owned by Chief Honour. Pursuant to a share transfer agreement dated September 21, 2009 by and between Lao Chi Weng, as transferor, and Dr. Wanchun Hou, as transferee (the “Hou STA”), Lao Chi Weng has irrevocably and unconditionally granted to Dr. Wanchun Hou the right to acquire any or all of the 1,000 outstanding shares of Chief Honor at a nominal price of US$1.00 at any time after February 14, 2012. In addition, pursuant to an entrustment agreement dated May 30, 2011 (which replaced an entrustment agreement dated October 1, 2009), by and between Chief Honour, Capital Melody Limited, a British Virgin Islands company (“Capital Melody”, and collectively with Chief Honor, “Party A”), Dr. Wanchun Hou and Mr. Qiang Li (the “Entrustment Agreement”), Party A has authorized Dr. Wanchun Hou and Mr. Qiang Li to act on behalf of Party A as the exclusive agents with respect to the exercise of all of the shareholder’s rights and shareholder’s voting rights enjoyed by Party A in our shares of Common Stock owned by Party A, which consist of the 8,558,764 shares of our Common Stock owned by Chief Honour and 7,580,619 shares of our Common Stock owned by Capital Melody. This information was derived from a Schedule 13D filed on November 6, 2012.

(2)	Mr. Lao Chi Weng owns 100% of the outstanding ordinary shares of Capital Melody, but he does not have the power to vote or dispose of any of our Common Stock owned by Capital Melody. Pursuant to a share transfer agreement dated September 21, 2009 by and between Lao Chi Weng, as transferor, and Mr. Qiang Li, as transferee (the “Li STA”), Lao Chi Weng has irrevocably and unconditionally granted to Mr. Qiang Li the right to acquire any or all of the 1,000 outstanding shares of Capital Melody at a nominal price of US$1.00 at any time after February 14, 2012. In addition, pursuant to the Entrustment Agreement, Party A has authorized Dr. Wanchun Hou and Mr. Qiang Li to act on behalf of Party A as the exclusive agents with respect to all matters concerning Party A’s exercise of all of the shareholder’s rights and shareholder’s voting rights enjoyed by Party A in the shares of our Common Stock owned by Party A, which consist of the 8,558,764 shares of our Common Stock owned by Chief Honour and 7,580,619 shares of Common Stock of the Company owned by Capital Melody. This information was derived from a Schedule 13D filed on November 6, 2012.

(3)	Includes warrants to purchase 500,000 shares of our common stock.

(4)	Includes warrants to purchase up to 7,500 shares of our common stock.

(5)	Includes warrants to purchase up to 6,500 shares of our common stock.

(6)	Includes warrants to purchase up to 12,500 shares of our common stock.

(7)	Mr. Albert Liu resigned from his position as a member of the Board of Directors of the Company, effective April 19, 2013.

Nominees of our board of directors

Our board of directors has nominated the persons identified below for election as directors, to serve until the next annual meeting or their successors have been elected and qualified. If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the board of directors nominates. The following table sets forth information about our director nominees as of the Record Date.

Name	Age	Title	Date Appointed
Dr. WanChun Hou	48	Chairman of the Board of Directors	February 10, 2010

Qiang Li	45	Chief Executive Officer and Director	March 1, 2010
Jihong Bao	48	Chief Marketing Officer and Director	February 10, 2010
Xin Wang	35	Chief Technology Officer and Director	March 1, 2010

Regis Kwong (2)(3)	50	Independent Director	March 1, 2010
Dr. Kokhui Tan (1)	52	Independent Director	March 1, 2010

Iris Geng (1)(2)(3)	49	Independent Director	March 1, 2010
Dr. TingjieLv (2)	58	Independent Director	March 1, 2010

Zhaoxing Huang (3)	68	Independent Director	February 10, 2010

Dong Li (1)	45	Independent Director	February 10, 2010

(1)	Indicates member of Audit Committee

(2)	Indicates member of the Nominating and Corporate Governance Committee

(3)	Indicates member of the Compensation Committee

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, ten directors will be elected by the stockholders to serve until the next annual meeting of stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of Dr. WanChun Hou, Qiang Li, Jihong Bao, Xin Wang, Regis Kwong, Dr. Kokhui Tan, Iris Geng, Dr. Tingjie Lv, Zhaoxing Huang and Dong Li, unless the proxy contains contrary instructions. We have no reason to believe that any of the nominees will not be a candidate or will be unable to serve. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

Our directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders or until they resign or are removed from office in accordance with our bylaws. Set forth below are the respective principal occupations or brief employment histories of the ten nominees and the periods during which each has served as our director, as well as for our named executive officers and certain significant employees.

Director Nominees

WanChun Hou, Chairman and Co-Founder. Dr. Hou has been our Chairman of the Board since February 10, 2010. Dr. Hou founded Trunkbow in 2001 and holds numerous patents for telecom applications. From September 1991 to July 1994 he was a visiting scholar at Beijing Telecommunications University. Dr. Hou was also a research fellow at Shandong University from October 2000 to November 2001. He obtained his BS, MS and PhD in mathematics from Shandong University. Dr. Hou is one of our co-founders and has a vast telecommunications, engineering and research experience. We believe that he provides the board of directors with unique insight into the technical aspects of our business and that is intimately familiar with our day-to-day operations.

Qiang Li, Chief Executive Officer, Director and Co-Founder. Mr. Li has been our Chief Executive Officer since March 1, 2010 and has been a director since his appointment. Mr. Li founded Trunkbow in 2001 and is an entrepreneur with extensive business knowledge of the telecom market. Prior founding Trunkbow with Dr. Hou, Mr. Li was a director at the National Tax Bureau from July 1991 to November 2001, overseeing technology companies in Jinan, Shandong. He currently holds three patents for telecom applications. Mr. Li graduated from Shandong Tax University and obtained his MBA from Nanyang University in Singapore. Mr. Li is one of our co-founders and we believe that he possesses a thorough understanding of our business from top to bottom. We believe that Mr. Li provides the board of directors with valuable insight into our entire business operations.

Jihong Bao, Chief Marketing Officer and Director. Mr. Bao has been a member of the board of directors since March 1, 2010. He has over 20 years of telecom marketing experience. From October 1998 to April 2005 he worked at China Electronic Corporation, a provider of software and hardware systems to China’s telecom operators, where he left as the head of telecom application marketing. Mr. Bao obtained his BS and MS from Peking University in Information Management. Mr. Bao joined us in May 2005 and has a rich experience with Chinese telecom market. We believe that Mr. Bao provides the board of directors with unique insight into the marketing of our business.

Xin Wang, Chief Technology Officer and Director. Mr. Wang has been a member of the board of directors since March 1, 2010. He joined us in July 2001, helping us to develop mobile applications with intelligent networks. He was part of the development team for the original Color Ring Back Tone application and led the successful development of mobile applications in logistic industry for Rapid ID in the US. Mr. Wang obtained his BS in applied mathematics from Shandong University. As leader of our R&D team, we believe that Mr. Wang provides the board of directors with unique insight into the research and development of new technology in the telecom field.

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Regis Kwong, Director and Compensation, Nominating and Corporate Governance Committee Chair. Mr. Kwong has been a member of the board of directors since March 1, 2010. He has over 25 years’ experience with leading global telecom services providers. In June 1985 he started his career with GTE (now Verizon) where he became the Head of Operations in China. From May 1997 to May 2000 Mr. Kwong served as Vice President and General Manager for GTS China, managing China operations for GTS. After GTS, in June 2000, Mr. Kwong founded Terremark Asia, a subsidiary of Terremark Worldwide (NASDAQ: TMRK). Mr. Kwong became Chief Executive Officer of Jingwei International, a US public company in February 2005 where he oversaw all of its business operations until June 2009. Mr. Kwong received his B.S. and Master’s Degree in Computer Engineering from California Polytechnic University in 1985 and 1987, respectively, and an M.B.A. from Rutgers University in 1999. We believe that Mr. Kwong’s vast experience in the telecom industry and his experience with public companies will enable him to provide the Board of Director with valuable advice on industry matters and with our SEC compliance. From April 2007 through July 2009 Mr. Kwong served on the board of directors of Jingwei International Limited. From March 2006 through April 2007 served on the board of directors of CGI Group Inc. Since July 2009, Mr. Kwong has served as managing director of Centric Capital Limited, where he is responsible for the company’s investments in China.

Dr. Kokhui Tan, Director and Audit Committee Chair. Dr. Kokhui Tan has been a member of the board of directors since March 1, 2010. Dr. Tan has worked at Nanyang Business School, Nanyang Technological University, Singapore, since 1991, and he is currently an Associate Professor of Banking and Finance and Associate Dean. Dr. Tan graduated from Arizona State University with a PhD in International Finance. His research areas include risk management, derivatives, market microstructure, merger and acquisition, international finance, and fixed income. From 2001 to 2005 he was a sole consultant to Singapore’s DBS Bank DBS Family of Bond Indices. From January 2004 to December 2006, he was appointed as a member of the Singapore Commercial Affairs Department Panel of Experts on Securities Offences. Since 2000, he has been a senior advisor to a consulting firm in China dealing in the capital market. Dr. Tan qualifies as an “audit committee financial expert,” defined in the rules and regulations of the Securities Exchange Act of 1934, as amended. We believe that Dr. Tan’s expertise in international finance makes him uniquely qualified to serve as a member of the board of directors and as Chair of the Audit Committee.

Iris Geng, Director and Member of Audit Committee, Nominating and Corporate GovernanceCommittee and Compensation Committee. Ms. Geng has been a member of the board of directors since March 1, 2010. Ms. Geng is currently an international independent investor in Hong Kong since November 2006. She was the Managing Director of CRE Beverage Company Ltd in Hong Kong from August 1995 to November 2006 and served as a member of local industry (mainly Tea and Canned Food) chamber of commerce from January 1991 to October 1994. She has over 25 years’ experience in supply chain management and procurement operation. Ms. Geng has an MBA degree from the University of San Francisco, USA. We believe that Ms. Geng’s experience working in and managing large international companies provides her a unique perspective from which she can offer her advice to the Board.

Dr. Tingjie Lv, Director and Member of Nominating and Corporate GovernanceCommittee. Dr. Lv has been a member of the board of directors since March 1, 2010. Dr. Lv has been with Beijing University of Posts and Telecommunication since May 1985, where currently he is a Professor of Business, and he is a Visiting Professor at Tsinghua University. Dr. Lv was also the Chairman and CEO of NuoTai Consulting Company, from March 2001 to December 2002. We consider Dr. Lv to be an expert on China’s telecom business and we believe that his scholarly research on business and economics will be valuable to the board of directors.

Zhaoxing Huang, Director and Member of Compensation Committee. Mr. Huang has been a member of the board of directors since February 10, 2010. Mr. Huang has extensive experience in the telecom equipment industry. Since 2005 he has been a general engineer at Hangzhou Telisheng Technology Co., Ltd., where he is responsible for strategic oversight of their R&D team. He was the General Manager of Zhejiang Telecom Equipments Factory from April 1989 to June 2005, the Chairman of Zhejiang Telecom Equipments Factory from February 1991 to July 1997 and UTStarcom Hangzhou Telecom Co., Ltd. from February 1991 to July 1997 and the Deputy Chairman of UTStarcom Hangzhou Telecom Co., Ltd. from August 1997 to December 2002. He also served as the workshop manager and technology officer from 1972 to 1988 and the Vice General Manager of Zhejiang Telecom Equipments Factory from 1988 to 1989. Mr. Huang obtained his BS in radio engineering from Zhejiang University in July of 1970. We believe that Mr. Huang’s telecom hardware engineering background provides him with valuable expertise from which he can draw to help advise the board of directors.

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Dong Li, Director and Member of Audit Committee. Mr. Li has been a member of the board of directors since February 10, 2010. He has over ten years of finance and security investment experience. Mr. Li has been with Beijing Qinchuangxin Tech-trading Co., Ltd. since December 2003. He currently acts as Vice General Manager, where he is responsible for overseeing corporate finance and investing activities. Mr. Li obtained his BS in Industrial and Civil Architecture from Beijing University of Technology in 1993. We believe that Mr. Li’s experience with finance and capital markets provides him with valuable expertise from which he can draw to help advise the board of directors.

All directors hold office until the next annual stockholders’ meeting or until their death, resignation, retirement, removal, disqualification, or until their successors have been elected and are qualified.

Executive Officers and Significant Employees

Yuanjun Ye, Chief Financial Officer. Ms. Ye has been our Chief Financial Officer since January 1, 2010. Prior to joining us, Ms. Ye was a senior audit manager in Marcum Bernstein & Pinchuk LLP from July 2008 to December 2009. Ms. Ye was with Deloitte Touche Tohmatsu from July 2002 to July 2008 where she worked in the auditing department. Ms. Ye obtained her BA in accounting from Guangdong University of Foreign Studies. Ms. Ye has completed all sections of the Uniform Certified Public Accountants Examination.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Involvement in Certain Legal Proceedings

In the normal course of business, we are subject to claims and litigation. Neither we nor our subsidiaries are currently a party to any material legal proceedings nor are we aware of any material proceeding to which any of our directors, officers, affiliates, or any holder of more than five percent of our common stock, or any associate of any such director, officer, affiliate, or shareholder, is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries, other than as described below.

On November 8, 2012, a putative class action lawsuit was filed by a purported Trunkbow shareholder in District Court, Clark County, Nevada, captioned Hansen v. Trunkbow, et al., Case No. A-12-671652-C. The complaint named as defendants several directors and officers of Trunkbow, namely, Wanchun Hou, Qiang Li, Jihong Bao, Xin Wang, Albert Liu, Regis Kwong, Kokhui Tan, Iris Geng, Tingjie Lv, Zhaoxing Huang and Dong Li (the “Individual Defendants”). Although Trunkbow was included among the defendants listed in the caption, the complaint did not assert a cause of action against the Company. The plaintiff in Hansen seeks recovery on behalf of all Trunkbow shareholders for alleged breaches of fiduciary duties by the Individual Defendants in connection with the Proposed Transaction in which the Chairman of Trunkbow’s Board of Directors, Wanchun Hou, and Trunkbow’s CEO, Qiang Li, have offered to acquire all of the outstanding shares of the Company’s common stock not currently owned by them. On November 14, 2012, another putative class action lawsuit was filed by a purported Trunkbow shareholder in District Court, Clark County, Nevada, captioned Robert Davis v. Hou, et al., Case No. A-12-671946-C. Trunkbow is named as a defendant in this action, along with each of the Individual Defendants named in the Hanson complaint. The plaintiff in Davis seeks recovery on behalf of all Trunkbow shareholders for alleged breaches of fiduciary duties by the Individual Defendants in connection with the Proposed Transaction, and for aiding and abetting such alleged breaches by Trunkbow. The plaintiffs in both cases allege that the share price proposed by Hou and Li is inadequate in light of the Company’s intrinsic value and anticipated future growth. Among other things, the plaintiffs in both actions seek to enjoin the Proposed Transaction until such time as the Individual Defendants have acted in accordance with their fiduciary duties. Only the Company has been served in the actions, but it need not respond to the complaints until after a transaction agreement has been signed, if that occurs, and an amended complaint has been filed.

Transactions with Related Persons, Promoters and Certain Control Persons

(1)	Purchase from related parties

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On March 10, 2011, we entered into a series of contractual arrangements with Delixunda and its shareholders, Mr. Xin Wang, our Chief Technology Officer and Director and another employee of the Company. Through these arrangements, we contractually control Delixunda.

(2)	Guarantee by related parties

As of December 31, 2012, we borrowed $7,695,819 of short-term bank loan from China Everbright Bank, $2,686,808 from Agriculture Bank of China, and $792,569 from China Merchants Bank. The loans were guaranteed by Mr. Wanchun Hou and Mr. Qiang Li. Please see note 15 to the financial statements for details of the loans.

(3)	Vehicle rental from related parties

Trunkbow (Asia Pacific) Investment Holdings Limited, our wholly owned Hong Kong subsidiary, entered into a vehicle rental agreement with Mr. Qiang Li for consecutive twelve months starting from January 1, 2012. Monthly rental fee is $12,000 on four cars owned by Mr. Li and $36,000 was paid to Mr. Li as deposit. Rental expense for the year ended December 31, 2012 was $144,000.

At December 31, 2012 and 2011, amounts due from directors consisted of:

	December 31, 2012	December 31, 2011
Amount due from Mr. Qiang Li	$0	$573,103
Amount due from Mr. Wan Chun Hou	9,350	184,930
	$9,350	$758,033

The balance as of December 31, 2012 represented advances to the directors for expenses to be paid on behalf of the Company.

At December 31, 2012 and 2011, amount due to directors consisted of:

	December 31, 2012	December 31, 2011
Amount due to Mr. Qiang Li	$96,399	$0
Amount due to Mr. Xin Wang	9,743	11,959
	$106,141	$11,959

Board Leadership Structure

The positions of chief executive officer and chairman of our board of directors are held by different persons. The chairman of our board of directors, Dr. WanChun Hou, chairs director and stockholder meetings and participates in preparing their agendas. Dr. Hou serves as a focal point for communication between management and the board of directors between board meetings, although there is no restriction on communication between directors and management. Qiang Li serves as our chief executive officer as well as a member of our board of directors. We believe that these arrangements afford the six independent members of our board of directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The board has not designated a lead director. Given the limited number of directors comprising the board, the independent directors call and plan their executive sessions collaboratively and, between board meetings, communicate with management and one another directly. Under the circumstances, the directors believe that formalizing a lead director function might detract from, rather than enhance, performance of their responsibilities as directors.

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Risk Oversight

The board of directors is responsible for the oversight of risk management related to the company and its business and accomplishes this oversight through regular reporting by the audit committee. The audit committee assists the board of directors by periodically reviewing the accounting, reporting and financial practices of the company, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance and internal audit functions, the audit committee reviews and discusses all significant areas of our business, including credit policies, inventory management practices, internal controls, accounting policies and procedures and summarizes for the board of directors areas of risk and the appropriate mitigating factors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Practices of our board of directors

Our business and affairs are managed under the direction of our board of directors. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. The board of directors is currently composed of ten members. All actions of the board of directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present. A quorum is a majority of the board of directors.

Committees of the board of directors and Director Independence

Our board of directors has an audit committee, nominating and corporate governance committee and a compensation committee, each of which was formed on March 2, 2010. Our board of directors has determined that six of our directors, Regis Kwong, Dr. Kokhui Tan, Iris Geng, Dr. Tingjie Lv, Zhaoxing Huang, and Dong Li, the members of these committees, are “independent” under the current independence standards of Rule 5605(a)(2) of the Marketplace Rules of The NASDAQ Stock Market, LLC and meet the criteria for independence set forth in Rule 10A(m)(3) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that these persons have no material relationships with us—either directly or as a partner, stockholder or officer of any entity—which could be inconsistent with a finding of their independence as members of our board of directors.

Audit Committee

Our audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee members consist of Dr. Kokhui Tan, Iris Geng and Dong Li. Each of these members would be considered “independent” as defined by Rule 5605 of NASDAQ’s Marketplace Rules, as determined by our board of directors. During the fiscal year ended December 31, 2012, the audit committee met 4 times and acted by unanimous written consent 2 times.

The audit committee oversees our financial reporting process on behalf of the board of directors. The committee’s responsibilities include the following functions:

•	approve and retain the independent auditors to conduct the annual audit of our books and records;
•	review the proposed scope and results of the audit;
•	review and pre-approve the independent auditors’ audit and non-audited services rendered;
•	approve the audit fees to be paid;
•	review accounting and financial controls with the independent auditors and our internal auditors and financial and accounting staff;
•	review and approve transactions between us and our directors, officers and affiliates;
•	recognize and prevent prohibited non-audit services; and
•	meet separately and periodically with management and our internal auditor and independent auditors.

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The audit committee operates under a written charter, a copy of which is available on our corporate website at http://www.trunkbow.com/?en-c-m-62.html. Dr. Tan serves as the chairman of our audit committee. Our board of directors has determined that we have at least one audit committee financial expert, as defined by the rules and regulations of Securities and Exchange Commission (the “SEC”) and NASDAQ, serving on our audit committee, and that Dr. Tan is the “audit committee financial expert.”

Audit Committee Report

The role of the audit committee is to assist the board of directors in its oversight of our financial reporting process. As set forth in the charter, our management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with audit committee, as currently in effect. The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with audit committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

The members of the audit committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s consideration and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact “independent.”

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the audit committee referred to above and in the audit committee charter, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

THE AUDIT COMMITTEE

Dr. Kokhui Tan

Iris Geng

Dong Li

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for identifying potential candidates to serve on our board and its committees. The nominating and corporate governance committee met 1 time during 2012. The nominating and corporate governance committee’s responsibilities include the following functions:

•	making recommendations to the board regarding the size and composition of the board;
•	identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;

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•	establishing procedures for the nomination process;
•	advising the board periodically with respect to corporate governance matters and practices, including periodically reviewing corporate governance guidelines to be adapted by the board; and
•	establishing and administering a periodic assessment procedure relating to the performance of the board as a whole and its individual members.

Each of Regis Kwong, Iris Geng and Dr. Tingjie Lv are the members of the nominating and corporate governance committee. The nominating and corporate governance committee operate under a written charter, which is available on our website at http://www.trunkbow.com/?en-c-m-62.html. Mr. Kwong is the chairman of the nominating and corporate governance committee.

The nominating and corporate governance committee will consider director candidates recommended by security holders. Potential nominees to the board of directors are required to have such experience in business or financial matters as would make such nominee an asset to the board of directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. The nominating and corporate governance committee need not engage in an evaluation process unless (i) there is a vacancy on the board of directors, (ii) a director is not standing for re-election, or (iii) the nominating and corporate governance committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the nominating and corporate governance committee may retain search firms to assist in identifying suitable director candidates.

The board of directors does not have a formal policy on director candidate qualifications. The board of directors may consider those factors it deems appropriate in evaluating director nominees made either by the board of directors or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to us, experience and skill relative to other members of the board of directors, and specialized knowledge or experience. Depending upon the current needs of the board of directors, certain factors may be weighed more or less heavily. In considering candidates for the board of directors, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the nominating and corporate governance committee considers. The directors will consider candidates from any reasonable source, including current board members, stockholders, professional search firms or other persons. The directors will not evaluate candidates differently based on who has made the recommendation.

Compensation Committee

The Compensation Committee is responsible for making recommendations to the board of directors concerning salaries and incentive compensation for our officers and key employees and administers our stock option plans. During the fiscal year ended December 31, 2012, the compensation committee met 1 time. Its responsibilities include the following functions:

•	reviewing and recommending policy relating to the compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other senior officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers based on such evaluations;
•	administering our benefit plans and the issuance of stock options and other awards under our stock plans; and reviewing and establishing appropriate insurance coverage for our directors and executive officers;
•	recommending the type and amount of compensation to be paid or awarded to members of our board of directors, including consulting, retainer, meeting, committee and committee chair fees and stock option grants or awards; and
•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers.

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Each of Regis Kwong, Zhaoxing Huang, and Iris Geng are members of the compensation committee. The Compensation Committee operates under a written charter, which is available on our website at http://www.trunkbow.com/?en-c-m-62.html. Mr. Kwong is Chairman of Compensation Committee. Our executive officers have no formal role in suggesting their salaries.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2012.

Code of Ethics

We adopted a Corporate Code of Ethics and Conduct on January 31, 2011. The Code of Ethics, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K, constitutes our Code of Ethics for our principal executive officer, our principal financial and accounting officer and our other senior financial officers. The Code of Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A printed copy of the Code of Ethics may be obtained free of charge by writing to Trunkbow International Holdings Limited, Unit 1217-1218, 12F of Tower B, Gemdale Plaza, No. 91 Jianguo Road, Chaoyang District, Beijing, People’s Republic of China 100022. It may also be viewed on our corporate website at http://www.trunkbow.com/?en-c-m-62.html.

Meetings of the board of directors and Committees

During the fiscal year ended December 31, 2012, the board of directors met 2 times and took action by written consent on 2 occasions. All of the directors participated in the board meetings. Each director is expected to participate, either in person or via teleconference, in meetings of our board of directors and meetings of committees of our board of directors in which each director is a member, and to spend the time necessary to properly discharge such director’s respective duties and responsibilities. We do not have a written policy with regard to directors’ attendance at annual meetings of stockholders; however, all directors are encouraged to attend the annual meeting.

Communications with the board of directors

Stockholders can mail communications to the board of directors, c/o Jenny Cai, Secretary, Trunkbow International Holdings Limited, Unit 1217-1218, 12F of Tower B, Gemdale Plaza, No. 91 Jianguo Road, Chaoyang District, Beijing, People’s Republic of China 100022, who will forward the correspondence to each addressee.

Executive Compensation

Summary Compensation of Named Executive Officers

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Li Qiang Chief Executive Officer	2012	88,860	0	0	0	88,860
	2011	72,900	0	0	0	72,900

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During each of the last two fiscal years, none of our other officers had salary and bonus greater than $100,000. In addition, our executive officers and/or their respective affiliates will be reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of such expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

We have an employment agreement with Qiang Li, our chief executive officer. We formed a compensation committee consisting of the independent directors on March 1, 2010. Compensation for our executive officers is determined based on the compensation policies, programs and procedures established by our compensation committee.

Securities Authorized for Issuance under Equity Compensation Plans

Our board of directors adopted the Trunkbow International Holdings Limited 2012 Omnibus Securities and Incentive Plan (the “2012 Plan”) on March 27, 2012. No securities have been awarded pursuant to the 2012 Plan.

Equity Compensation Plan Information

The following table summarizes compensation plans (including individual compensation arrangements), under which our equity securities are authorized for issuance, as of December 31, 2012.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	-0-	$-0-	-0-
Equity compensation plans not approved by security holders:	-0-	$-0-	-0-
Options to purchase Common Stock	-0-	$-0-	-0-
Warrants to purchase Common Stock	-0-	$-0-	-0-
Total	-0-	$-0-	-0-

Employee Benefits Plans

Pension Benefits

We do not sponsor any qualified or non-qualified pension benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans.

Outstanding Equity Awards at Fiscal Year End

We did not issue any equity awards to our named executive officers during the 2012 fiscal year and no such awards were outstanding as of December 31, 2012.

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Employment Agreements and Change In Control

Qiang Li, our chief executive officer, and Trunkbow Asia Pacific (Shandong) Company Limited (“Trunkbow Shandong”), our indirect wholly owned subsidiary, entered into a three-year employment agreement effective January 1, 2010. Pursuant to the agreement, Mr. Li agreed to serve as the Chief Executive Officer of Trunkbow Shangdong on a full-time basis for annual base compensation of RMB360,000. Mr. Li is subject to confidentiality provisions as well as non-compete and non-solicitation provisions for the period covering the agreement and for 24 months after termination of the agreement, regardless of the reason for termination. The agreement is governed by the laws of the People’s Republic of China. In December 2012, Trunkbow Shangdong renewed the employment agreement with Mr. Li for another five years.

We are not obligated to make any payments to any named executive officer upon their termination or upon a change in control of us.

Director Compensation

Our directors are reimbursed for expenses incurred by them in connection with attending meetings of the board of directors, but they did not receive any other compensation for serving on the board of directors in 2012. On November 9, 2011, our board of directors approved an annual fee of $50,000 for each independent director serving on our board in 2012.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE

BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The audit committee has selected Marcum Bernstein & Pinchuk LLP to serve as our independent accountants for the year ending December 31, 2013.

If stockholders fail to ratify the appointment, the audit committee will reconsider its appointment of Marcum Bernstein & Pinchuk LLP.

Services and Fees of Independent Accountants

The following chart sets forth public accounting fees paid to Marcum Bernstein & Pinchuk LLP during the years ended December 31, 2012 and 2011:

Marcum Bernstein & Pinchuk LLP

	2012	2011
Audit Fees	$166,000	$150,000
Audit-Related Fees	2,470	15,247
Tax Fees	7,500	7,500
All Other Fees	0	0
Total	$175,970	$172,747

Audit fees were for professional services for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Forms 10-Q, and services that are normally provided by Marcum Bernstein & Pinchuk LLP in connection with statutory and regulatory filings or engagements for that fiscal year.

Audit-related fees consist of services by Marcum Bernstein & Pinchuk LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. We incurred these fees in connection with the preparation of registration statements. Audit-related fees also included out of pocket expenses incurred during the course of performing audit or review of our financial statements for the respective fiscal year.

Tax fees are the aggregate fees in each of the last two years for the professional services rendered by Marcum Bernstein & Pinchuk LLP for the preparation and filing of our U.S. tax returns.

Marcum Bernstein & Pinchuk LLP did not bill any other fees for services rendered to us during the fiscal years ended December 31, 2012 and 2011 for assurance and related services in connection with the audit or review of our financial statements.

Pre-Approval of Services

The audit committee appoints the independent accountant each year and pre-approves the audit services. The audit committee chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if he promptly advises the other audit committee members of such approval. All of the services described under the caption “Audit Fees” were pre-approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM BERNSTEIN & PINCHUK TO SERVE AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2013.

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PROPOSAL 3
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to the Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

The advisory vote is not binding on the Company, the Board of Directors, or management; if executive compensation is not approved by a majority of the votes cast, the Compensation Committee will take account of this fact when considering executive compensation in future years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, be, and hereby is, approved.

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PROPOSAL 4
ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Company’s stockholders are entitled to indicate how frequently they believe the Company should seek an advisory vote on the compensation of the Company’s named executive officers, such as Proposal 3 above.  Stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years or you may abstain. The Board recommends that the Company’s stockholders select a frequency of three years, with the next such stockholder advisory vote to at the Company’s annual meeting for the fiscal year 2015.

Although the advisory vote is non-binding, the Board will review and consider the voting results when making future decisions regarding the frequency of advisory votes on executive compensation.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS TO BE HELD ONCE EVERY THREE YEARS.

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GENERAL

Management does not know of any matters other than those stated in this proxy statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, proxy statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Trunkbow may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Trunkbow’s SEC filings made electronically through the SEC's EDGAR system are available to the public at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company at following address: Unit 1217-1218, 12F of Tower B, Gemdale Plaza, No. 91 Jianguo Road Chaoyang District, Beijing, People’s Republic of China, 100022.

Trunkbow will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2012 (as filed with the SEC), including the financial statements contained therein. All such requests should be directed to Jenny Cai, Board Secretary, Unit 1217-1218, 12F of Tower B, Gemdale Plaza, No. 91 Jianguo Road Chaoyang District, Beijing, People’s Republic of China, 100022.

As indicated on the form of proxy accompanying this proxy statement, you may use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 16, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form and, when prompted, you may indicate that you agree to receive or access proxy materials electronically in future years.

Other Matters to Be Presented at the Annual Meeting

The Company did not have notice, as of January 3, 2013, of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

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STOCKHOLDER PROPOSALS

The annual meeting of stockholders for the fiscal year ending December 31, 2013 is expected to be held in December 2014. Any stockholder proposal intended to be included in our proxy statement and form of proxy for presentation at the 2013 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us not later than June 16, 2014. As to any proposal submitted for presentation at the 2014 annual meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2014 annual meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before August 28, 2014.

By Order of the board of directors,

/s/ Dr. WanChun Hou
Name: Dr. WanChun Hou
Title: Chairman of the Board of Directors

Dated: November 22, 2013

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Trunkbow International Holdings Limited

Unit 1217-1218, 12F of Tower B, Gemdale Plaza

No. 91 Jianguo Road Chaoyang District, Beijing

People’s Republic of China, 100022

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 16, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE –1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 16, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

TRUNKBOW INTERNATIONAL HOLDINGS LIMITED

TO BE HELD ON DECEMBER 18, 2013

Dr. Wanchun Hou, with full power of substitution, hereby is authorized to vote as specified below or, with respect to any matter not set forth below, as he shall determine, all of the shares of common stock of Trunkbow International Holdings Limited that the undersigned would be entitled to vote, if personally present, at the 2013 annual meeting of stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2 and 3. The board of directors recommends a vote FOR Proposals 1, 2 and 3.

1.	ELECTION OF DIRECTORS

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

Dr. WanChun Hou, Qiang Li, Jihong Bao, Xin Wang, Regis Kwong, Dr. Kokhui Tan, Iris Geng, Dr. Tingjie Lv, Zhaoxing Huang and Dong Li

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2.	RATIFICATION OF MARCUM BERNSTEIN & PINCHUK LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVAL OF EXECUTIVE COMPENSATION

☐ FOR	☐ AGAINST	☐ ABSTAIN

The board of directors recommends you vote 3 years on the following proposal.

4.	RECOMMENDATION BY NON-BINDING VOTE THE FREQUENCY OF EXECUTIVE COMPENSATION VOTES.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: __________, 2013
Signature
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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